UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 29, 2020

Cardtronics plc
(Exact name of registrant as specified in its charter)

England and Wales	001-37820	98-1304627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2050 West Sam Houston Parkway South, Suite 1300, Houston, Texas	77042
(Address of principal executive offices)	Zip Code

(832) 308-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Schedule 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	CATM	NASDAQ Stock Market

Item 1.01 Entry into a Material Definitive Agreement.

On May 29, 2020, Cardtronics plc, a public limited company organized under English law (the “Company”), entered into a second amendment to its second amended and restated credit agreement (the “Second Amendment”), dated May 29, 2020, by and among the Company, the other Obligors party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Europe Limited, as Alternative Currency Agent, Bank of America, N.A., Barclays Bank plc and Wells Fargo Bank, N.A., as co-Syndication Agents, Capital One, N.A., BBVA USA and PNC Bank, National Association, as co-Documentation Agents, and the lenders party thereto, which amends the second amended and restated credit agreement (as amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement” and, as amended by the Second Amendment, the “Amended Credit Agreement”), dated November 19, 2018. Capitalized terms used in this Form 8-K but not defined have the meaning provided in the Amended Credit Agreement.

Given the unprecedented conditions across all of the Company’s markets due to the impact of COVID-19, as a precautionary measure, the Company sought this amendment to its Credit Agreement to provide covenant relief in the event transactions and corresponding revenues do not recover or further weaken from our more recent results. While the Company had a Total Net Leverage Ratio of 2.4 to 1.0 as of March 31, 2020, and in most scenarios for the foreseeable future does not anticipate approaching its usual covenants’ limits under the Credit Agreement, the Company considered it to be prudent in light of the uncertainty caused by the COVID-19 pandemic to obtain relief for extreme scenarios to provide confidence and operating certainty.

Prior to the Second Amendment, the Company was required to maintain a ratio of Consolidated Funded Indebtedness minus Unencumbered Balance Sheet Cash (“Net Leverage”) to Consolidated Adjusted Pro Forma EBITDA for the most recently completed four quarter period (“Total Net Leverage Ratio”) below or equal to 4.25 to 1.0.

The effective date of the Second Amendment initiates a “Restricted Period” through the earlier of (a) October 1, 2021; or (b) the date on which (i) the Company terminates the Restricted Period at its election and (ii) the Total Net Leverage ratio does not exceed 4.25 to 1.0.

During the Restricted Period, the Second Amendment provides for adjustments to the Total Net Leverage Ratio covenant as follows:
•For the fiscal quarters ending June 30, 2020, and September 30, 2020, the Total Net Leverage Ratio remains unchanged and shall not exceed 4.25 to 1.0;
•For the fiscal quarter ending December 31, 2020, the Total Net Leverage Ratio shall not exceed 5.25 to 1.0;
•For the fiscal quarter ending March 31, 2021, the Total Net Leverage Ratio shall not exceed 5.50 to 1.0;
•For the fiscal quarter ending June 30, 2021, the Total Net Leverage Ratio shall not exceed 5.25 to 1.0; and
•For the fiscal quarter ending September 30, 2021, the Total Net Leverage Ratio shall not exceed 5.0 to 1.0.

Following the Restricted Period, the Company shall not permit the Total Net Leverage ratio to exceed 4.25 to 1.0.

The interest rates associated with borrowings or unused amounts of the revolving credit facility will be subject to certain adjustments, including new applicable margins above base rates and commitment fee rates when the Total Net Leverage Ratio exceeds 4.00 to 1.0 and amended base rate floors.

During the Restricted Period, the Second Amendment provides that the Company is subject to some additional limitations under certain operating baskets contained in the Amended Credit Agreement including:
•mandatory prepayments of cash balances exceeding $100 million of Unencumbered Balance Sheet Cash;
•restrictions on certain payments for share repurchases, dividends and other distributions;
•the proceeds of certain asset sales of the Company outside the ordinary course of business;
•the incurrence of certain indebtedness of the Company and its subsidiaries;
•the Company’s future investments in, loans to, and assets leased to non-obligor subsidiaries; and
•limitations on certain business acquisitions.

In addition, at the Company’s discretion, the Amendment also provides that the impacts of COVID-19 on the Company will not be considered to have a “Material Adverse Effect” for the Restricted Period and up to 180 days following the end thereof to the extent such impacts were disclosed in the Company’s public filings with the Securities and Exchange Commission prior to the execution of the Second Amendment.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K (this “Form 8-K”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended and are intended to be covered by the safe harbor provisions thereof. Forward-looking statements can be identified by words such as "project," "believe," "estimate," "expect," "future," "anticipate," "intend," "contemplate," "foresee," "would," "could," "plan," and similar expressions that are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on management’s current expectations and beliefs concerning future developments and their potential effect on the Company and there can be no assurance that future developments affecting the Company will be those that are anticipated. All comments concerning the Company’s expectations for future revenues and operating results are based on its estimates for its existing operations and do not include the potential impact of any future acquisitions. The Company’s forward-looking statements involve significant risks and uncertainties (some of which are beyond its control) and assumptions that could cause actual results to differ materially from its historical experience and present expectations or projections. Risk factors are described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as updated by the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, and those set forth from time-to-time in other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on forward-looking statements contained in this Form 8-K, which speak only as of the date of this Form 8-K. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events, or otherwise.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 9.01 Exhibits.

(d) Exhibits.

The Exhibit Index is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDTRONICS PLC

By:	/s/ Gary W. Ferrera
Gary W. Ferrera
Chief Financial Officer
June 1, 2020